Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:10  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      267,874,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.787000                     3.96           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:10  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A2


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A2
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      100,000,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.875000                     3.91           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:11  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A3


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A3
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      8,275,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD        DURATION
--------------------------------------------------------------------------------
          101.350900                     4.20           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:11  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 2-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.260               TYPE:      Fixed
          ORIG BAL:      205,983,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.890625                     4.33           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.51
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:12  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 2-A2


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 2-A2
--------------------------------------------------------------------------------
      FIXED COUPON:      5.260               TYPE:      Fixed
          ORIG BAL:      8,424,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          100.579500                     4.90           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.51
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:13  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 3-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 3-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.477               TYPE:      Fixed
          ORIG BAL:      169,174,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          102.031250                     4.48           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.51
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:28:13  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 3-A2


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 3-A2
--------------------------------------------------------------------------------
      FIXED COUPON:      5.477               TYPE:      Fixed
          ORIG BAL:      5,451,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          100.824600                     5.01           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.51
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:29:38  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      267,874,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.801500                     3.96           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:29:39  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 2-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.260               TYPE:      Fixed
          ORIG BAL:      205,983,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.984375                     4.29           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.51
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:30:28  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      267,874,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.808800                     3.94           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Tue, 28 Dec 2004, 21:31:18  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 1-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.093               TYPE:      Fixed
          ORIG BAL:      267,874,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          101.796875                     3.95           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          1.91
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Wed, 29 Dec 2004, 16:29:22  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 4-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 4-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.510               TYPE:      Fixed
          ORIG BAL:      59,020,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          102.000000                     4.63           2
--------------------------------------------------------------------------------
         AVERAGE LIFE                          2.84
          FIRST PAY                          01/25/05
          LAST PAY                           11/25/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                                                 Wed, 29 Dec 2004, 16:29:23  EST
                                                              nstimola:SARM04-20

                             YIELD TABLE - BOND 5-A1


                    SARM 2004-20 HYBRID ARMS - CROSSED SUBS

                              SETTLE AS OF 12/30/04

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 5-A1
--------------------------------------------------------------------------------
      FIXED COUPON:      5.565               TYPE:      Fixed
          ORIG BAL:      36,491,000
            FACTOR:      1.0000000
       FACTOR DATE:      12/25/04        NEXT PMT:      01/25/05
             DELAY:      24                 CUSIP:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               25 CPR
--------------------------------------------------------------------------------
            PRICE                       YIELD       DURATION
--------------------------------------------------------------------------------
          102.234375                     4.66           3
--------------------------------------------------------------------------------
         AVERAGE LIFE                          3.10
          FIRST PAY                          01/25/05
          LAST PAY                           10/25/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TSY BM     3Mo      6Mo     2YR      3YR      5YR      10YR     30YR
--------------------------------------------------------------------------------
 Yield   1.7892   1.9808   2.5824   2.8483   3.3313   4.0400   4.8062
Coupon                     2.3750   2.7500   3.3750   4.2500   5.3750
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
LIB BM     1MO      2MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
---------------------------------------------------------------------------------------
 Yield   1.8400   1.9000   1.9600   2.1400   2.3900   2.9367   3.2778   3.5390   3.7527
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIB BM     7YR      8YR      9YR     10YR     12YR     15YR     20YR     30YR
--------------------------------------------------------------------------------
 Yield   4.1038   4.2406   4.3599   4.4642   4.6517   4.8655   5.0593   5.1419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 2